Exhibit 10.6

Renewal Grant

SILICON GRAPHICS, INC.

1985 STOCK INCENTIVE PROGRAM

INCENTIVE STOCK OPTION GRANT AGREEMENT

Silicon Graphics, Inc., a Delaware corporation (the “Company”), has granted to the Optionee named on the attached NOTICE OF GRANT OF STOCK OPTION AND GRANT AGREEMENT (the “NOTICE”) which is incorporated herein by reference, an option to purchase the total number of shares of Common Stock and at the price determined, both as set forth on the attached NOTICE, and in all respects subject to the terms, definitions and provisions of the 1985 Stock Incentive Program (the “Program”) adopted by the Company which is incorporated herein by reference. The terms defined in the Program shall have the same defined meanings herein.

I understand and acknowledge that I am responsible for reviewing the terms of the Plan and the related prospectus, copies of which are available on the Silicon Graphics Employee Stock Services web site (http://www-finance.corp.sgi.com/stock) or upon request from Employee Stock Services (MS-645 or stock_support@sgi.com), and represent that I understand that this Option is subject to all of the terms and provisions thereof. I further understand that all decisions or interpretations of the Board upon any questions arising under the Plan are binding, conclusive and final.

1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Exercise Price. The exercise price for each share of Common Stock is as set forth in the attached NOTICE, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Program as follows:

(a) Right to Exercise.

(i) Subject to subsection 3(a)(ii) and (iii), below, this Option shall be exercisable as set forth in the attached NOTICE.

(ii) This Option may not be exercised for a fraction of a share.

(iii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8, and 9 below.

(b) Method of Exercise. This Option shall be exercisable by written notice signed by the Optionee and delivered to the Company’s Employee Stock Services group or by using the electronic exercise methods approved from time to time by the Employee Stock Services department. Such notice shall be in the form on Exhibit A as published from time to time on the Employee Stock Services web site (http://finis.corp.sgi.com/stock/stock_options/exhibit_a.htm) The exercise notice shall be accompanied by payment of the exercise price. The Option shall be deemed to be exercised upon receipt by the Company of such exercise notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

Update: March 2002

4. Optionee’s Representations. In the event the shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form of Exhibit B, (available in Employee Stock Services) and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

5. Method of Payment. Payment of the exercise price shall be by any of the following or a combination thereof, at the election of the Optionee:

(i) cash; or

(ii) check; or

(iii) surrender of other Shares of Common Stock of the Company of a value equal to the exercise price of the shares as to which the Option is being exercised which either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company; or

(iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Program has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7. Termination of Status as an Employee or Consultant. If Optionee ceases to serve as an Employee or Consultant, he or she may, but only within three (3) months after the date he or she ceases to be an Employee or Consultant of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

If Optionee’s status changes from that of an Employee to that of a Consultant, this Option will become a non-statutory option (NSO) to the extent is it not exercised within ninety (90) days after the date the Optionee ceased to be an Employee.

8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability (as defined in Section 22 (e) (3) of the Internal Revenue Code), the Optionee may, but only within twelve (12) months from the date of such termination, exercise this Option to the extent he or she was entitled to exercise the Option at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

9. Death of Optionee. In the event of the death of Optionee during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or while still having the right to exercise the Option following termination, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death.

10. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11. Term of Option. This Option may not be exercised more than ten (10) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Program and the terms of this Option.

12. Early Disposition of Stock. Optionee understands that if he or she disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him or her, the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the difference between the exercise price and the lower of the fair market value of the Shares at the date of the exercise or the amount realized from the sale or exchange, if applicable. Different rules may apply upon early disposition by an Optionee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Such an Optionee should consult his or her own tax advisor prior to exercising an Option with respect to unvested Shares, or prior to any exercise of an Option. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee understands that if he or she sells or exchanges such Shares at any time after the expiration of such two-year and one-year holding periods, any gain or loss recognized on such sale will be taxed as long-term capital gain or loss. Currently, the maximum federal tax rate on net capital gain is 28%. Changes in the Internal Revenue Code of 1986 enacted after the date hereof may result in changes to Section 12.

13. Adjustment Upon Changes in Capitalization. All references to the number of Shares, the purchase price of the Shares and target stock prices in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, combination or reclassification, or other change in the Shares which may be made by the Company after the date of this Agreement.

14. Acceleration Upon Change of Control. Notwithstanding provisions of Section 3 (a) with respect to option exercisability, in the event of a Change of Control of the Company, this Option shall automatically become exercisable in full if, within twenty-four (24) months after a Change of Control Date, (i) the Optionee is involuntarily terminated by the Company or any successor company (hereinafter, the “Employer”) without Cause or (ii) the Optionee voluntarily resigns from the Employer for Good Reason.

15. Definitions. For purposes of Section 13, the terms “Cause,” “Change of Control,” “Change of Control Date,” and “Good Reason” shall have the meanings set out below:

(a) “Cause” means the termination of employment of an Optionee shall have taken place as a result of:

(i) an act or acts of dishonesty undertaken by such Optionee and intended to result in gain or personal enrichment of the Optionee, or

(ii) persistent failure to perform the duties and obligations of such Optionee which is not remedied in a reasonable period of time after receipt of written notice from the Employer, or

(iii) violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, or

(iv) use, sale or distribution of illegal drugs on the Employer’s premises, or

(v) threatening, intimidating, or coercing or harassing fellow employees, or

(vi) the conviction of such Optionee of a felony.

(b) “Change of Control” of the Company means:

(i) the acquisition by any Person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of the Company’s then outstanding securities with respect to the election of the directors of the Board.

(ii) During any period of three (3) consecutive years individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of this agreement whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

(c) “Change of Control Date” means the effective date of the Change of Control or such date, which the Board shall, by resolution, deem to be the Change of Control Date.

(d) “Good Reason” for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Optionee’s compensation at the rate in effect immediately prior to the Change of Control or (ii) without the Optionee’s express written consent, the Employer requires the Optionee to change the location of his or her job or office, so that he or she will be based at a location more then fifty (50) miles from the location of his or her job or office immediately prior to the Change of Control. For these purposes, “Compensation” includes base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Optionee’s service.

Renewal Grant

SILICON GRAPHICS, INC.

1985 STOCK INCENTIVE PROGRAM

NON STATUTORY STOCK OPTION GRANT AGREEMENT

Silicon Graphics, Inc., a Delaware corporation (the “Company”), has granted to the Optionee named on the attached NOTICE OF GRANT OF STOCK OPTION AND GRANT AGREEMENT (the “NOTICE”) which is incorporated herein by reference, an option to purchase the total number of shares of Common Stock and at the price determined, both as set forth on the attached NOTICE, and in all respects subject to the terms, definitions and provisions of the 1985 Stock Incentive Program (the “Program”) adopted by the Company which is incorporated herein by reference. The terms defined in the Program shall have the same defined meanings herein.

I understand and acknowledge that I am responsible for reviewing the terms of the Plan and the related prospectus, copies of which are available on the Silicon Graphics Employee Stock Services web site (http://www-finance.corp.sgi.com/stock) or upon request from Employee Stock Services (MS-645 or stock_support@sgi.com), and represent that I understand that this Option is subject to all of the terms and provisions thereof. I further understand that all decisions or interpretations of the Board upon any questions arising under the Plan are binding, conclusive and final.

1. Nature of the Option. This Option is a non-statutory option and is not intended to qualify for any special tax benefits to the Optionee.

2. Exercise Price. The exercise price for each share of Common Stock is as set forth in the attached NOTICE.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Program as follows:

(a) Right to Exercise.

(i) Subject to subsection 3(a)(ii) and (iii), below, this Option shall be exercisable as set forth in the attached NOTICE.

(ii) This Option may not be exercised for a fraction of a share.

(iii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8, and 9 below.

(b) Method of Exercise. This Option shall be exercisable by written notice signed by the Optionee and delivered to the Company’s Employee Stock Services group or by using the electronic exercise methods approved from time to time by the Employee Stock Services department. Such notice shall be in the form on Exhibit A as published from time to time on the Employee Stock Services web site (http://finis.corp.sgi.com/stock/stock_options/exhibit_a.htm) The exercise notice shall be accompanied by payment of the exercise price. The Option shall be deemed to be exercised upon receipt by the Company of such exercise notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

Update: March 2002

4. Optionee’s Representations. In the event the shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form of Exhibit B, (available in Employee Stock Services) and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

5. Method of Payment. Payment of the exercise price shall be by any of the following or a combination thereof, at the election of the Optionee:

(i) cash; or

(ii) check; or

(iii) surrender of other Shares of Common Stock of the Company of a value equal to the exercise price of the shares as to which the Option is being exercised which either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company; or

(iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Program has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7. Termination of Status as an Employee or Consultant. If Optionee ceases to serve as an Employee or Consultant, he or she may, but only within three (3) months after the date he or she ceases to be an Employee or Consultant of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability (as defined in Section 22 (e) (3) of the Internal Revenue Code), the Optionee may, but only within twelve (12) months from the date of such termination, exercise this Option to the extent he or she was entitled to exercise the Option at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

9. Death of Optionee. In the event of the death of Optionee during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or while still having the right to exercise the Option following termination, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death.

10. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11. Term of Option. This Option may not be exercised more than ten (10) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Program and the terms of this Option.

12. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.

13. Adjustment Upon Changes in Capitalization. All references to the number of Shares, the purchase price of the Shares and target stock prices in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, combination or reclassification, or other change in the Shares which may be made by the Company after the date of this Agreement.

14. Acceleration Upon Change of Control. Notwithstanding provisions of Section 3 (a) with respect to option exercisability, in the event of a Change of Control of the Company, this Option shall automatically become exercisable in full if, within twenty-four (24) months after a Change of Control Date, (i) the Optionee is involuntarily terminated by the Company or any successor company (hereinafter, the “Employer”) without Cause or (ii) the Optionee voluntarily resigns from the Employer for Good Reason.

15. Definitions. For purposes of Section 13, the terms “Cause,” “Change of Control,” “Change of Control Date,” and “Good Reason” shall have the meanings set out below:

(a) “Cause” means the termination of employment of an Optionee shall have taken place as a result of:

(i) an act or acts of dishonesty undertaken by such Optionee and intended to result in gain or personal enrichment of the Optionee, or

(ii) persistent failure to perform the duties and obligations of such Optionee which is not remedied in a reasonable period of time after receipt of written notice from the Employer, or

(iii) violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, or

(iv) use, sale or distribution of illegal drugs on the Employer’s premises, or

(v) threatening, intimidating, or coercing or harassing fellow employees, or

(vi) the conviction of such Optionee of a felony.

(b) “Change of Control” of the Company means:

(i) the acquisition by any Person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of the Company’s then outstanding securities with respect to the election of the directors of the Board.

(ii) During any period of three (3) consecutive years individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of this agreement whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

(c) “Change of Control Date” means the effective date of the Change of Control or such date, which the Board shall, by resolution, deem to be the Change of Control Date.

(d) “Good Reason” for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Optionee’s compensation at the rate in effect immediately prior to the Change of Control or (ii) without the Optionee’s express written consent, the Employer requires the Optionee to change the location of his or her job or office, so that he or she will be based at a location more then fifty (50) miles from the location of his or her job or office immediately prior to the Change of Control. For these purposes, “Compensation” includes base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Optionee’s service.